UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025

Currenc Group Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Bridge Road, SPACES City Hall, Singapore	188726
(Address of principal executive offices)	(Zip Code)

+65 6407-7362

(Registrant’s telephone number, including area code)

INFINT Acquisition Corporation

32 Broadway, Suite 401
New York, New York 10004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	CURR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

On June 20, 2025, Currenc Group, Inc., an exempted company incorporated and registered in the Cayman Islands (the “Company” or “Currenc”), entered into a Settlement Agreement (the “Settlement Agreement”) with Alta Partners, LLC (“Alta”). Pursuant to the Settlement Agreement, the Company agreed to issue Alta 86,489 (the “Exchanged Shares”) of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), in exchange for cancelling 518,934 warrants exercisable for Ordinary Shares (the “Currenc Warrants”) pursuant to that certain Warrant Exchange Agreement (as defined below), in full and complete resolution and release of any and all potential claims Alta and the Company may have against one another including for any reason, without limitation, in connection with the Currenc Warrants.

The foregoing description of the Settlement Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Exchange Agreement

The information regarding the Warrant Exchange Agreement set forth in item 3.02 of this Current Report on Form 8-K regarding the Share Purchase Agreement is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On June 20, 2025, the Company entered into a Warrant Exchange Agreement (the “Warrant Exchange Agreement”) with Alta, pursuant to which the Company cancelled Alta’s Currenc Warrants and issued Alta the Exchanged Shares. Within three (3) business days of delivery by Alta of the Currenc Warrants to the Company’s transfer agent for cancellation, the Company shall issue and deliver the Exchanged Shares and the Currenc Warrants shall be cancelled in full and be of no further force or effect. The Warrant Exchange Agreement contains customary representations and warranties of the parties.

The foregoing description of the Warrant Exchange Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Warrant Exchange Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On June 24, 2025, the Company issued a press release announcing that the Company and Galaxy Payroll Group Limited have entered into a strategic partnership to jointly develop AI-powered human resources solutions for the Company’s “AI Staff for Hire” platform. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information reported under this Item 8.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated June 20, 2025, by and between Currenc Group, Inc. and Alta Partners, LLC.
10.2	Warrant Exchange Agreement, dated June 20, 2025, by and between Currenc Group, Inc. and Alta Partners, LLC.
99.1	Press Release, dated June 24, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025

CURRENC GROUP INC.

By:	/s/ Ronnie Ka Wah Hui
Name:	Ronnie Ka Wah Hui
Title:	Chief Executive Officer

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